UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2025

American Woodmark Corporation

(Exact name of registrant as specified in its charter)

Virginia	000-14798	54-1138147
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

561 Shady Elm Road, Winchester, Virginia	22602
(Address of principal executive offices)	(Zip Code)

(540) 665-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock (no par value)	AMWD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

American Woodmark Corporation

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 5, 2025, American Woodmark Corporation, a Virginia corporation (“American Woodmark”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MasterBrand, Inc., a Delaware corporation (“MasterBrand”), and Maple Merger Sub, Inc., a Virginia corporation and wholly owned subsidiary of MasterBrand (“Merger Sub”), providing for Merger Sub, at closing, to merge with and into American Woodmark with American Woodmark surviving as a wholly owned subsidiary of MasterBrand (the “Merger”).

The Board of Directors of American Woodmark (the “Board”) unanimously determined that American Woodmark’s entry into the Merger Agreement, as well as the transactions contemplated by the Merger Agreement, including the Merger, are advisable and in the best interests of American Woodmark and its shareholders. Accordingly, the Board unanimously approved the Merger Agreement, the related plan of merger and the transactions contemplated by the Merger Agreement, including the Merger, and resolved to recommend that American Woodmark’s shareholders vote to adopt the Merger Agreement and approve the Merger and the related plan of merger at a special shareholder meeting to be called by American Woodmark for such purpose. The date, time and location of the special meeting will be announced by American Woodmark.

If the Merger is consummated, American Woodmark’s common stock will be delisted from the NASDAQ Global Select Market and subsequently deregistered under the Securities Exchange Act of 1934, as amended.

Merger Consideration. At the effective time of the Merger (the “Effective Time”), each share of American Woodmark common stock outstanding immediately prior to the Effective Time will be converted into the right to receive 5.150 shares of MasterBrand common stock (such ratio, the “Exchange Ratio”). No fractional shares of MasterBrand common stock will be issued in the Merger. Instead, all fractional shares will be aggregated together and sold on the New York Stock Exchange (“NYSE”) at then-prevailing prices, and any American Woodmark shareholder otherwise entitled to receive fractional shares will be entitled to receive cash in an amount equal to such shareholder’s proportionate interest in the proceeds from the sale of the fractional shares. The Exchange Ratio is subject to adjustment for certain events such as stock splits, reverse stock splits, reclassifications and stock dividends, as and to the extent provided in the Merger Agreement.

Treatment of American Woodmark Equity Awards. Pursuant to the Merger Agreement, as of the Effective Time, each outstanding option to purchase shares of American Woodmark common stock that is outstanding immediately prior to the Effective Time will be assumed by MasterBrand and become a MasterBrand option (i) with respect to a number of shares of MasterBrand common stock equal to the product of the number of shares of American Woodmark common stock subject to the corresponding American Woodmark option (with performance-based vesting conditions determined based upon actual performance through the Effective Time) multiplied by the Exchange Ratio (rounded down to the nearest whole share) and (ii) with a per share exercise price equal to the quotient of the exercise price per share of American Woodmark common stock subject to the corresponding American Woodmark option immediately prior to the Effective Time divided by the Exchange Ratio (rounded up to the nearest whole cent).

The Merger Agreement also provides that, as of the Effective Time, (i) each American Woodmark restricted stock unit (each, an “American Woodmark RSU”) that is outstanding immediately prior to the Effective Time will, depending on the terms of the applicable award, either (1) convert into a MasterBrand restricted stock unit with respect to a corresponding number of shares of MasterBrand common stock based on the Exchange Ratio (with any fractional shares rounded down to the nearest whole share) or (2) convert into the right to receive a number of shares of MasterBrand common stock equal to the number of shares of American Woodmark common stock subject to the American Woodmark RSU immediately prior to the Effective Time multiplied by the Exchange Ratio (with a cash payment in respect of any fractional shares in accordance with the Merger Agreement), less any applicable tax withholding, (ii) each American Woodmark performance stock unit (each, an “American Woodmark PSU”) that is outstanding immediately prior to the Effective Time will convert into a MasterBrand restricted stock unit with respect to a corresponding number of shares of MasterBrand common stock (determined based upon actual or superior performance levels, as applicable) based on the Exchange Ratio, with any fractional shares rounded down to the nearest whole share, and (iii) each American Woodmark cash-settled restricted stock tracking unit outstanding immediately prior to the Effective Time will be assumed and converted into a MasterBrand cash-settled restricted stock tracking unit relating to a corresponding number of shares of MasterBrand common stock (with any performance-based vesting conditions determined based upon superior performance levels) based on the Exchange Ratio (with any fractional shares rounded down to the nearest whole share). If any American Woodmark option or American Woodmark PSU (to the extent performance-vesting conditions are determined based on actual performance) is not earned based on the achievement of actual performance through the Effective Time, such awards will be automatically cancelled without consideration immediately prior to the Effective Time.

Governance Matters. The Merger Agreement provides that, effective as of the Effective Time, the number of directors that will comprise the board of directors of MasterBrand will be increased to consist of eleven (11) directors, with eight (8) members of the board of directors to be designated by MasterBrand and three (3) members to be designated by American Woodmark. The three (3) members designated by American Woodmark, who will be appointed to fill the vacancies caused by the increase in the size of the board of directors of MasterBrand, must, among other things, meet the independence requirements of NYSE and satisfy MasterBrand’s corporate governance standards, including satisfactory completion of MasterBrand’s customary screening and evaluation procedures for directors. The directors designated by American Woodmark will be assigned to the separate classes of directors of the MasterBrand board of directors as of the Effective Time in accordance with the terms of the Merger Agreement. At the Effective Time, the current Chairman of the MasterBrand board of directors, or such other designee of MasterBrand, will be the Chairman of the MasterBrand board of directors.

The Merger Agreement also provides that, effective as of the Effective Time, MasterBrand’s Chief Executive Officer and President will continue to serve as Chief Executive Officer and President of MasterBrand and that the headquarters of MasterBrand will be the existing headquarters of MasterBrand in Beachwood, Ohio.

Conditions to the Closing of the Merger. Each party’s obligation to close the Merger is subject to the satisfaction or waiver of various conditions specified in the Merger Agreement, including (i) the adoption of the Merger Agreement and approval of the Merger and related plan of merger by the holders of more than two-thirds of the outstanding shares of American Woodmark common stock entitled to vote on such matters (the “American Woodmark Shareholder Approval”), (ii) the approval of the issuance of the shares of MasterBrand common stock to be issued in the Merger by the holders of a majority of the shares of MasterBrand common stock represented and entitled to vote at the stockholder meeting held for such purpose (the “MasterBrand Stockholder Approval”), (iii) the initial and continued effectiveness of a registration statement on Form S-4 to be filed by MasterBrand with the Securities and Exchange Commission in connection with the Merger (the “Registration Statement”), (iv) the listing of the shares of MasterBrand common stock to be issued in the Merger on the New York Stock Exchange, (v) the expiration or termination of the applicable antitrust waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain other required governmental approvals, (vi) the absence of any injunction or other legal prohibition preventing consummation of the Merger, the issuance of the MasterBrand common stock in the Merger or the other transactions contemplated by the Merger Agreement, (vii) the accuracy of the other party’s representations and warranties, subject to certain materiality thresholds, (viii) the absence of a material adverse effect with respect to the other party, (ix) the receipt of certain certificates and other deliverables, (x) the performance in all material respects by the other party of its pre-closing obligations and covenants under the Merger Agreement, and (xi) in the case of MasterBrand, receipt of a payoff letter indicating the total amount required to be paid to satisfy all amounts outstanding under American Woodmark’s existing credit facility.

Termination of the Merger Agreement. The Merger Agreement may be terminated by the parties in certain circumstances, including through mutual agreement of the parties or by either American Woodmark or MasterBrand unilaterally if (i) the Merger has not closed by 5:00 p.m. Eastern Time on August 5, 2026, subject to certain limited automatic extensions, (ii) the MasterBrand Stockholder Approval is not obtained, (iii) the American Woodmark Shareholder Approval is not obtained, (iv) a final, non-appealable order or other legal restraint is in effect, provided that the terminating party is not primarily responsible for such order or restraint, or (v) the other party breaches its representative, warranties or covenants in a manner that cannot be cured within the time specified in the Merger Agreement. The Merger Agreement may also be terminated (i) by either American Woodmark or MasterBrand if, prior to receipt of the American Woodmark Shareholder Approval, in the case of American Woodmark, or the MasterBrand Stockholder Approval, in the case of MasterBrand, such party’s board of directors authorizes such party to enter into a definitive agreement with respect to a “superior acquisition proposal” as detailed in the Merger Agreement, or (ii) by either American Woodmark or MasterBrand if, prior to receipt of the MasterBrand Stockholder Approval, in the case of American Woodmark, or the American Woodmark Shareholder Approval, in the case of MasterBrand, the other party violates certain non-solicitation provisions in the Merger Agreement or its board of directors changes its voting recommendation to shareholders.

Termination Fees. Upon termination of the Merger Agreement, in certain specified circumstances, including if American Woodmark terminates the Merger Agreement to accept a superior acquisition proposal or violates certain non-solicitation provisions in the Merger Agreement, American Woodmark may be required to pay MasterBrand a termination fee of $25.0 million. Similarly, upon termination of the Merger Agreement, in certain specified circumstances, including if MasterBrand terminates the Merger Agreement to accept a superior acquisition proposal or violates certain non-solicitation provisions in the Merger Agreement, MasterBrand may be required to pay American Woodmark a termination fee of $30.0 million. The Merger Agreement further provides that MasterBrand will be required to pay American Woodmark a reverse termination fee of $35.0 million in the event the Merger Agreement is terminated under certain specified circumstances related to antitrust laws.

Representations, Warranties and Covenants. The Merger Agreement contains certain customary representations and warranties by the parties, as well as certain customary covenants, including regarding the operation of American Woodmark’s and MasterBrand’s respective businesses prior to the Effective Time, each party’s non-solicitation obligations, the efforts of the parties to cause the Merger to be completed, the preparation and filing of the Registration Statement and the obligation of American Woodmark to hold a shareholder meeting to obtain the American Woodmark Shareholder Approval and MasterBrand to hold a stockholder meeting to obtain the MasterBrand Stockholder Approval.

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby, including the Merger, do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Merger Agreement has been included as an exhibit hereto solely to provide investors with information regarding its terms. It is not intended to be a source of financial, business or operational information about the American Woodmark, MasterBrand or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the dates specified therein and solely for the benefit of the parties to the Merger Agreement. In addition, the representations, warranties and covenants contained in the Merger Agreement may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosure schedules made for the purpose of allocating contractual risk among the parties to the Merger Agreement as opposed to establishing such matters as facts, and may further be subject to certain standards of materiality applicable to the contracting parties that differ from those applicable to investors. As a result, investors should not rely on the representations, warranties and covenants included in the Merger Agreement, or any descriptions thereof, as characterizations of the actual state of facts or condition of American Woodmark, MasterBrand or any of their respective affiliates, subsidiaries or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in American Woodmark’s public disclosures.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

As noted below, on August 6, 2025, American Woodmark and MasterBrand jointly issued a press release announcing the Merger and discussing certain matters related to the Merger. The joint press release includes preliminary net sales, net income and adjusted EBITDA results for American Woodmark for the quarter ended July 31, 2025. A copy of the joint press release is furnished as Exhibit 99.1 hereto and the information under the heading “American Woodmark Q1 Fiscal 2026 Select Preliminary Financial Results,” “Non-GAAP Financial Measures” and “Forward-Looking Statements” is incorporated by reference into this Item 2.02.

ITEM 7.01	REGULATION FD DISCLOSURE

On August 6, 2025, American Woodmark and MasterBrand jointly issued a press release announcing the Merger and discussing certain matters related to the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In addition, on August 6, 2025, American Woodmark and MasterBrand released a joint investor presentation with respect to the Merger. A copy of the investor presentation is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of August 5, 2025, by and among MasterBrand, Inc., Maple Merger Sub, Inc. and American Woodmark Corporation*

99.1	Joint Press Release, dated August 6, 2025

99.2	Joint Investor Presentation, dated August 6, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits to Exhibit 2.1 have been omitted as permitted by Item 601 of Regulation S-K

Forward-Looking Statements

Certain statements contained in this report, other than purely historical information, including, but not limited to, statements as to the likelihood and anticipated timing of the closing of the proposed transaction, expected cost synergies and other expected benefits, effects or outcomes relating to the proposed transaction, including financial estimates and projections, MasterBrand’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements preceded by, followed by or that otherwise include the word “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could,” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, an expectation or belief is expressed as to future results or events, such expectation or belief is based on the current plans and expectations of the management of MasterBrand or American Woodmark, as applicable. Although MasterBrand and American Woodmark, as applicable, believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated or implied in such statements. These factors include a failure by either party or both parties to satisfy one or more of the closing conditions set forth in the merger agreement, including a failure to obtain any required regulatory or governmental approvals or a failure to obtain the required approvals of either American Woodmark’s shareholders or MasterBrand’s stockholders; the occurrence of events or changes in circumstances that give rise to the termination of the merger agreement by either party or a delay in the closing of the transaction; potential litigation relating to the transaction; the effect of the proposed transaction on the ability of either party to retain customers, maintain relationships with suppliers and hire and retain key personnel; the effect of the proposed transaction and the announcement of the proposed transaction on the parties’ stock prices; disruptions in the ordinary course business of either party resulting from the transaction; the continued availability of capital and financing and any rating agency actions related to the transaction or otherwise; the risk that certain limitations in the merger agreement may impact either party’s ability to pursue certain business opportunities or strategic transactions; the diversion of the attention and time of management of either party from ordinary course business operations to the transaction and transaction-related issues; the impact of transaction and/or integration costs and any increases in such costs; the existence of unknown liabilities; the ability of MasterBrand to successfully integrate American Woodmark into its business and operations; and the risk that any anticipated economic benefits, cost savings or other synergies are not fully realized or take longer to realize than expected. Other factors include those listed under “Risk Factors” in Part I, Item 1A of MasterBrand’s Annual Report on Form 10-K for the fiscal year ended December 29, 2024, Part II, Item 1A of MasterBrand’s Quarterly Report on Form 10-Q for the quarterly period ended March 30, 2025, American Woodmark’s Annual Report on Form 10-K for the fiscal year ended April 30, 2025, and other MasterBrand and American Woodmark filings with the SEC.

The forward-looking statements included in this report are made as of the date of this report and, unless legally required, neither MasterBrand nor American Woodmark undertakes any obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this report.

Additional Information and Where to Find It

MasterBrand intends to file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a joint proxy statement of MasterBrand and American

Woodmark that will also constitute a prospectus of MasterBrand. Each of MasterBrand and American Woodmark may also file other relevant documents with the SEC regarding the transaction. This report is not a substitute for the joint proxy statement/prospectus or Registration Statement or any other document that MasterBrand or American Woodmark may file with the SEC. Any definitive joint proxy statement/prospectus (if and when available) will be mailed to shareholders of MasterBrand and American Woodmark. INVESTORS AND SHAREHOLDERS OF MASTERBRAND AND AMERICAN WOODMARK ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MASTERBRAND, AMERICAN WOODMARK, THE TRANSACTION AND RELATED MATTERS. The Registration Statement and joint proxy statement/prospectus and other documents filed by MasterBrand or American Woodmark with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov. Alternatively, investors and shareholders may obtain free copies of documents that are filed or will be filed with the SEC by MasterBrand, including the Registration Statement and the joint proxy statement/prospectus, on MasterBrand’s website at https://masterbrand.com/investors/financials/sec-filings/default.aspx, and may obtain free copies of documents that are filed or will be filed with the SEC by American Woodmark, including the joint proxy statement/prospectus, on American Woodmark’s website at https://americanwoodmark.com/investors/financial-reporting#secfilings. The information included on, or accessible through, MasterBrand’s or American Woodmark’s website is not incorporated by reference into this report.

No Offer or Solicitation

This report is not intended to be and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

MasterBrand, American Woodmark and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information about the directors and executive officers of MasterBrand is set forth in MasterBrand’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on April 24, 2025, including under the headings “Proposal No. 1 Election of Directors—Our Director Nominees,” “Non-Employee Director Compensation,” “Executive Officers,” “Compensation Discussion and Analysis,” “Stock Ownership Information” and “Equity Compensation Plan Information.” Additional information regarding ownership of MasterBrand securities by its directors and executive officers is included in each person’s beneficial ownership reports on Forms 3, 4 and 5, as filed with the SEC. Information about the directors and executive officers of American Woodmark is set forth in its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on June 25, 2025, including under the headings “Item 1 – Election of Directors—Information Regarding Nominees,” “Executive Compensation,” “Non-Management Directors’ Compensation,” and “Security Ownership,” and in its Annual Report on Form 10-K for the fiscal year ended April 30, 2025, which was filed with the SEC on June 25, 2025, including under the heading “Executive Officers of the Registrant.” Additional information regarding ownership of American Woodmark securities by its directors and executive officers is included in each person’s beneficial ownership reports on Forms 3, 4 and 5, as filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus included in the Registration Statement, and other relevant materials to be filed with the SEC regarding the transaction when such materials become available. Investors should read the Registration Statement and the joint proxy statement/prospectus carefully if and when these become available before making any voting or investment decisions. You may obtain free copies of these documents from MasterBrand or American Woodmark using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION

(Registrant)

/s/ M. Scott Culbreth

M. Scott Culbreth

President & Chief Executive Officer

Date: August 6, 2025

Signing on behalf of the registrant and as principal executive officer